EXHIBIT 99.2

FFML 05-FFA
Run 1

Assumptions:
Prepayments as indicated
100% loss severity
12 month lag to recovery
100% advances
To maturity
Triggers Failing

Period	1mth
1	3.422	Forward Libor
2	3.584	Class M-1	100 PPA	65 PPA
3	3.711	% of SDA	4062.02	2939.24
4	3.828	WAL	4.76	8.16
5	3.856	Principal Writedown	1,201.53 (0.00%)	1,315.44 (0.00%)
6	3.952	Total Collat Loss (Collat Maturity)	224,554,934.19 (30.01%)	251,587,539.14 (33.63%)
7	3.882
8	3.905
9	3.934	Forward Libor + 200 bps
10	3.954	Class M-1	100 PPA	65 PPA
11	3.959	% of SDA	3573.38	2478.72
12	3.961	WAL	5.02	8.78
13	3.967	Principal Writedown	1,018.17 (0.00%)	1,706.53 (0.00%)
14	3.978	Total Collat Loss (Collat Maturity)	204,355,270.81 (27.31%)	221,942,104.44 (29.66%)
15	3.988
16	3.997

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17	4.005
18	4.062
19	4.017
20	4.023
21	4.031
22	4.038
23	4.043
24	4.045
25	4.05
26	4.059
27	4.069
28	4.08
29	4.089
30	4.098
31	4.108
32	4.115
33	4.123
34	4.131
35	4.138
36	4.145

37	4.156
38	4.163
39	4.172
40	4.181
41	4.189
42	4.198
43	4.206
44	4.213
45	4.221
46	4.23
47	4.236
48	4.245
49	4.256
50	4.265
51	4.274
52	4.282
53	4.29
54	4.297
55	4.303
56	4.307
57	4.313
58	4.317
59	4.32
60	4.323
61	4.328
62	4.332
63	4.337
64	4.342
65	4.348
66	4.354
67	4.36
68	4.366
69	4.375
70	4.381
71	4.39
72	4.397
73	4.402
74	4.409
75	4.415
76	4.422
77	4.429
78	4.437
79	4.445
80	4.454
81	4.463
82	4.473
83	4.484
84	4.493
85	4.503
86	4.513
87	4.521
88	4.531
89	4.539
90	4.548
91	4.557
92	4.564

93	4.572
94	4.58
95	4.588
96	4.595
97	4.605
98	4.614
99	4.623
100	4.632
101	4.638
102	4.647
103	4.655
104	4.66
105	4.667
106	4.674
107	4.68
108	4.686
109	4.695
110	4.701
111	4.708
112	4.716
113	4.722
114	4.729
115	4.736
116	4.741
117	4.748
118	4.755
119	4.76
120	4.766
121	4.775
122	4.782
123	4.789
124	4.796
125	4.801
126	4.808
127	4.812
128	4.817
129	4.823
130	4.825
131	4.829
132	4.833
133	4.838
134	4.843
135	4.848
136	4.853
137	4.857
138	4.862
139	4.867
140	4.87
141	4.875
142	4.879
143	4.883
144	4.888
145	4.893
146	4.9
147	4.903
148	4.909

149	4.913
150	4.915
151	4.919
152	4.921
153	4.925
154	4.926
155	4.929
156	4.93
157	4.935
158	4.939
159	4.942
160	4.945
161	4.948
162	4.949
163	4.952
164	4.951
165	4.951
166	4.952
167	4.952
168	4.951
169	4.954
170	4.955
171	4.956
172	4.958
173	4.957
174	4.958
175	4.958
176	4.956
177	4.956
178	4.955
179	4.952
180	4.951
181	4.953
182	4.953
183	4.953
184	4.954
185	4.954
186	4.955
187	4.954
188	4.954
189	4.955
190	4.955
191	4.955
192	4.955
193	4.955
194	4.955
195	4.955
196	4.953
197	4.953
198	4.953
199	4.952
200	4.95
201	4.951
202	4.948
203	4.948
204	4.948

205	4.945
206	4.945
207	4.944
208	4.942
209	4.94
210	4.939
211	4.937
212	4.935
213	4.934
214	4.931
215	4.93
216	4.928
217	4.926
218	4.924
219	4.921
220	4.92
221	4.917
222	4.913
223	4.912
224	4.909
225	4.906
226	4.903
227	4.901
228	4.897
229	4.895
230	4.892
231	4.888
232	4.886
233	4.881
234	4.878
235	4.875
236	4.87
237	4.867
238	4.864
239	4.86
240	4.856
241	4.853
242	4.848
243	4.845
244	4.842
245	4.838
246	4.835
247	4.832
248	4.828
249	4.826
250	4.823
251	4.819
252	4.816
253	4.814
254	4.811
255	4.808
256	4.805
257	4.802
258	4.801
259	4.797
260	4.794

261	4.793
262	4.79
263	4.788
264	4.785
265	4.784
266	4.781
267	4.779
268	4.777
269	4.775
270	4.774
271	4.771
272	4.769
273	4.768
274	4.766
275	4.765
276	4.763
277	4.761
278	4.761
279	4.758
280	4.757
281	4.756
282	4.754
283	4.754
284	4.752
285	4.751
286	4.75
287	4.75
288	4.748
289	4.748
290	4.747
291	4.746
292	4.746
293	4.745
294	4.744
295	4.745
296	4.743
297	4.743
298	4.743
299	4.743
300	4.741
301	4.74
302	4.737
303	4.735
304	4.733
305	4.73
306	4.729
307	4.727
308	4.724
309	4.722
310	4.72
311	4.719
312	4.717
313	4.716
314	4.713
315	4.712
316	4.711

317	4.708
318	4.707
319	4.706
320	4.704
321	4.703
322	4.701
323	4.7
324	4.699
325	4.698
326	4.696
327	4.696
328	4.694
329	4.693
330	4.692
331	4.691
332	4.689
333	4.69
334	4.688
335	4.688
336	4.688
337	4.686
338	4.686
339	4.685
340	4.685
341	4.684
342	4.684
343	4.684
344	4.682
345	4.683
346	4.682
347	4.682
348	4.682
349	4.682
350	4.683
351	4.681
352	4.682
353	4.682
354	4.682
355	4.682
356	4.682
357	4.683
358	4.683
359	4.684
360	4.683